 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2019
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

 SINCLAIR BROADCAST GROUP, INC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Sinclair Broadcast Group, Inc. (the “Company”) was held on June 6, 2019.  At the meeting, four items, as set forth in the Proxy Statement, were submitted to the shareholders for a vote.

Proposal 1: Election of Directors

In response to Proposal 1, the shareholders elected all persons nominated for directors as set forth in the Proxy Statement, for a term expiring at the next annual shareholders meeting in 2020 or until their respective successors have been elected and qualified.  The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	276,980,678	25,917,673	7,190,136
Frederick G. Smith	275,326,504	27,571,847	7,190,136
J. Duncan Smith	275,326,928	27,571,423	7,190,136
Robert E. Smith	272,411,626	30,486,725	7,190,136
Lawrence E. McCanna	293,061,742	9,836,609	7,190,136
Daniel C. Keith	285,378,041	17,520,310	7,190,136
Martin R. Leader	274,778,936	28,119,415	7,190,136
Howard E. Friedman	288,683,927	14,214,424	7,190,136
Benson E. Legg	294,619,433	8,278,918	7,190,136

Proposal 2: Ratification of Independent Registered Public Accounting Firm

In response to Proposal 2, the shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.  The table below sets forth the results of the voting for the ratification of PricewaterhouseCoopers LLP:

For	Against	Abstain	Broker Non-Votes
309,619,585	445,188	23,714	—

Proposal 3: Shareholder Proposal Relating to the Adoption of a Policy on Board Diversity

In response to Proposal 3, the shareholders did not ratify the Shareholder Proposal Relating to the Adoption of a Policy on Board Diversity. The table below sets forth the results of the voting on the Shareholder Proposal Relating to the Adoption of a Policy on Board Diversity:

For	Against	Abstain	Broker Non-Votes
40,664,502	261,423,092	810,757	7,190,136

Proposal 4: Shareholder Proposal Relating to the Voting Basis Used in the Election of the Board of Directors

In response to Proposal 4, the shareholders did not ratify the Shareholder Proposal Relating to the Voting Basis Used in the Election of the Board of Directors. The table below sets forth the results of the voting on the Shareholder Proposal Relating to the Voting Basis Used in the Election of the Board of Directors:

For	Against	Abstain	Broker Non-Votes
46,724,335	256,021,527	152,489	7,190,136

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Senior Vice President / Chief Accounting Officer / Corporate Controller

Dated: June 10, 2019